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                         THE DIRECTOR CHOICE (SERIES II)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                 SUPPLEMENT DATED MAY 1, 2002 TO THE PROSPECTUS
            AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002


Brinson Series Trust changed its name to UBS Series Trust. All references to "Brinson Series Trust" are deleted and replaced with "UBS Series Trust".

Brinson Series Trust Tactical Allocation Portfolio changed its name to UBS Series Trust Tactical Allocation Portfolio. All references to "Brinson Series Trust Tactical Allocation Portfolio" are deleted and replaced with "UBS Series Trust Tactical Allocation Portfolio".

Under the section entitled "The Funds," the second paragraph is deleted and replaced with the following:

     UBS Global Asset Management (US) Inc. (formerly Brinson Advisors, Inc.) is the investment advisor and administrator for the UBS Series Trust Tactical Allocation Portfolio. UBS Global Asset Management (US) Inc. is located at 51 West 52nd Street, New York, New York 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland, with operations in many areas of the financial services industry.

The revisions described above are effective immediately, however your statements of account will continue to show the name of "Brinson Series Trust Tactical Allocation Portfolio" until our computer systems are updated.




  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-3624
333-69485